UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2006




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-9566                     95-4087449
        --------                ------                     ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California              90401-1490
------------------------------------------------              ----------
   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4

                         Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended September 30, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d)    Exhibits

     99.1 Monthly  Financial  Data as of and for the period ended
          September 30, 2006 (Unconsolidated)



                              S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.


Dated: October 24, 2006                     By: /s/ Douglas J. Goddard
                                                ----------------------
                                                Douglas J. Goddard
                                                Chief Financial Officer

                                INDEX TO EXHIBITS





Exhibit                                                         Page

99.1   Monthly Financial Data as of and
         for the period ended September 30, 2006                  4

                                  EXHIBIT 99.1

                        First Federal Bank of California
        MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                            As of, for     As of, for     As of, for     As of, for the    As of, for
                            the month      the month      the month      9 months          the 9 months
                            ended          ended          ended          ended             ended
                            September 30,  August 31,     September 30,  September 30,     September 30,
                            2006           2006           2005           2006              2005
                            ----           ----           ----           ----              ----

Cash and investment
  securities              $     601,370  $    408,707   $    256,924   $    601,370      $     256,924
Total mortgage-backed
  securities              $      61,670  $     63,235   $     79,460   $     61,670      $      79,460
Total assets              $  10,076,160  $ 10,055,318   $  9,850,978   $ 10,076,160      $   9,850,978

LOANS:
Total loans, net          $   9,159,171  $  9,338,578   $  9,231,129   $  9,159,171      $   9,231,129

Loans originated/purchased:
  Single family loans     $     111,509  $    182,698   $    357,105   $  1,606,466      $   3,321,379
  Multi-family loans             13,522        23,522         22,810        193,585            351,281
  Commercial real
    estate loans                     --            --          1,600         11,057             39,239
  Other                           4,720           741          1,310         29,108             35,615
                           ------------   -----------    -----------    -----------       ------------
                          $     129,751  $    206,961   $    382,825   $  1,840,216      $   3,747,514
                           ============   ===========    ===========    ===========       ============

Percentage of ARMs
  originated:                       100%          100%           100%           100%               100%

Loan repayments:
  Single family loans     $     179,622  $    209,851   $    171,125   $  1,709,561      $   1,033,369
  Multi-family and
   commercial real estate
   loans                         29,089        34,604         42,041        272,995            304,643
  Other                           2,737         5,384          1,290         34,725             30,622
                           ------------   -----------    -----------    -----------       ------------
                          $     211,448  $    249,839   $    214,456   $  2,017,281      $   1,368,634
                           ============   ===========    ===========    ===========       ============

Loans sold                $      93,519  $     36,926   $         --   $    319,773      $          --

Percentage of portfolio in
  adjustable rate loans           96.93%        96.80%         95.91%         96.93%             95.91%
Non-performing assets
  to total assets ratio            0.11%         0.07%          0.07%          0.11%              0.07%

BORROWINGS:
Federal Home Loan
  Bank Advances           $   2,238,000  $  2,338,000   $  3,654,900   $  2,238,000      $   3,654,900
Reverse repurchase
  agreements              $     950,000  $    950,000   $  1,125,838   $    950,000      $   1,125,838

DEPOSITS:
Retail deposits           $   2,738,829  $  2,715,886   $  2,594,533   $  2,738,829      $   2,594,533
Wholesale deposits            3,262,617     3,179,937      1,837,552      3,262,617          1,837,552
                           ------------   -----------    -----------    -----------       ------------
                          $   6,001,446  $  5,895,823   $  4,432,085   $  6,001,446      $   4,432,085
                           ============   ===========    ===========    ===========       ============

Net increase (decrease)   $     105,623  $     43,483   $    151,645   $  1,616,392      $     647,190

AVERAGE INTEREST RATES (CONSOLIDATED):
--------------------------------------
Yield on loans                     7.58% (1)     7.48%  (1)     5.73%  (1)     7.06%  (1)         5.29% (1)
Yield on investments               5.20% (2)     5.31%  (2)     4.44%  (2)     5.01%  (2)         3.87% (2)
Yield on earning assets            7.44%         7.36%          5.67%          6.94%              5.21%
Cost of deposits                   4.43%         4.32%          2.74%          3.90%              2.19%
Cost of borrowings                 5.29%         5.21%          3.62%          4.76%              3.16%
Cost of money                      4.74%         4.65%          3.20%          4.29%              2.69%
Earnings spread                    2.70%         2.71%          2.47%          2.65%              2.52%
Effective net spread               3.00%         3.00%          2.64%          2.90%              2.67%

(1) Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2) Reflects the inclusion of the
    average balance in FHLB stock and the related dividend income.